Exhibit 99

UMH PROPERTIES, INC.

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, NJ 07728

(732) 577-9997

Fax: (732) 577-9980

Date: January 25, 2023

Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. ANNOUNCES TAX TREATMENT FOR 2022 DISTRIBUTIONS

FREEHOLD, NJ, JANUARY 25, 2023……UMH Properties, Inc. (NYSE:UMH) today announced the tax treatment of its 2022 distributions. The following tables summarize, for income tax purposes, the nature of cash distributions paid to stockholders of UMH’s common and preferred shares during the calendar year ended December 31, 2022.

Common - CUSIP 903002103

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/22	$0.20	$0.00	$0.00	$0.00	$0.20	$0.00
6/15/22	$0.20	$0.00	$0.00	$0.00	$0.20	$0.00
9/15/22	$0.20	$0.00	$0.00	$0.00	$0.20	$0.00
12/15/22	$0.20	$0.00	$0.00	$0.00	$0.20	$0.00
TOTAL	$0.80	$0.00	$0.00	$0.00	$0.80	$0.00

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/22	$0.20	0%	0%	0%	100%	0%
6/15/22	$0.20	0%	0%	0%	100%	0%
9/15/22	$0.20	0%	0%	0%	100%	0%
12/15/22	$0.20	0%	0%	0%	100%	0%
TOTAL	$0.80	0%	0%	0%	100%	0%

A NYSE Company: Symbol - UMH

since 1968

Page | 2

6.75% Series C Cumulative Redeemable Preferred - CUSIP 903002400

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/22	$0.421875	$0.165476	$0.00	$0.00	$0.256399	$0.165476
6/15/22	$0.421875	$0.165476	$0.00	$0.00	$0.256399	$0.165476
9/15/22	$0.257800	$0.101119	$0.00	$0.00	$0.156681	$0.101119
12/15/22	-	-	-	-	-	-
TOTAL	$1.101550	$0.432071	$0.00	$0.00	$0.669479	$0.432071

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/22	$0.421875	39.223963%	0%	0%	60.776037%	39.223963%
6/15/22	$0.421875	39.223963%	0%	0%	60.776037%	39.223963%
9/15/22	$0.257800	39.223963%	0%	0%	60.776037%	39.223963%
12/15/22	-	-	-	-	-	-
TOTAL	$1.101550	39.223963%	0%	0%	60.776037%	39.223963%

6.375% Series D Cumulative Redeemable Preferred - CUSIP 903002509

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/22	$0.398438	$0.156283	$0.00	$0.00	$0.242155	$0.156283
6/15/22	$0.398438	$0.156283	$0.00	$0.00	$0.242155	$0.156283
9/15/22	$0.398438	$0.156283	$0.00	$0.00	$0.242155	$0.156283
12/15/22	$0.398438	$0.156283	$0.00	$0.00	$0.242155	$0.156283
TOTAL	$1.593752	$0.625132	$0.00	$0.00	$0.968620	$0.625132

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)	Section 199A Dividends (5)
3/15/22	$0.398438	39.223963%	0%	0%	60.776037%	39.223963%
6/15/22	$0.398438	39.223963%	0%	0%	60.776037%	39.223963%
9/15/22	$0.398438	39.223963%	0%	0%	60.776037%	39.223963%
12/15/22	$0.398438	39.223963%	0%	0%	60.776037%	39.223963%
TOTAL	$1.593752	39.223963%	0%	0%	60.776037%	39.223963%

NOTE: Section 199A Dividends (Box 5) is a subset of, and is included in, the Total Non-Qualifying Ordinary Income reported in Box 1a.

A NYSE Company: Symbol - UMH

since 1968

Page | 3

DIVIDEND REINVESTMENT PLAN DISCOUNTS

Common - CUSIP 903002103

DISCOUNT DATE	FAIR MARKET VALUE ($)	DISCOUNT PRICE ($)	DISCOUNT ON D/R ($)
1/18/2022	24.530	23.625	0.905
2/15/2022	23.005	22.125	0.880
3/15/2022	24.290	23.375	0.915
4/18/2022	23.915	22.875	1.040
5/16/2022	19.445	18.500	0.945
6/15/2022	17.230	16.750	0.480
7/15/2022	19.100	18.250	0.850
8/15/2022	19.675	18.750	0.925
9/15/2022	18.150	17.500	0.650
10/17/2022	16.420	15.625	0.795
11/15/2022	17.485	16.875	0.610
12/15/2022	16.850	16.375	0.475

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from the Company.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 135 manufactured home communities containing approximately 25,700 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Maryland, Michigan, Alabama, South Carolina and Georgia. UMH also has an ownership interest in and operates two communities in Florida, containing 363 sites, through its joint venture with Nuveen Real Estate.

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A NYSE Company: Symbol - UMH

since 1968